UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2023

___________TORTEC GROUP CORPORATION___________

(Exact name of registrant as specified in its charter)

Nevada	000-55150	45-5593622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 N. Gould Street, Ste 2489, Sheridan Wyoming	82801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 248-9177

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2023, the Company entered into a Share Exchange Agreement with Mid-Cal Ag Aviation Inc. (“Mid-Cal”), a California corporation, and the shareholders of Mid-Cal pursuant to which the Company has agreed to acquire 100% ownership of the outstanding shares of Mid-Cal stock in exchange for issuing a total of 1,000,000 shares of the Company’s common stock to be issued to the shareholders of Mid-Cal. Kevin Morton and Bernadette Morton are the officers and shareholders of Mid-Cal. The Share Exchange Agreement is subject to certain terms and conditions, including the transfer of all intangible property including without limitation all trademarks, service marks, brand names, logos, customer lists and contracts owned by the Seller. The Company retains the right to buy back the 1,000,000 shares at $1.00 per share, within 12 months following execution of this Agreement, upon which Kevin and Bernadette Morton will transfer of furniture, tools, machinery and equipment to the Company. The Share Exchange Agreement also provides that the Company will retain Kevin Morton as president and manager and that he will remain in said positions for at least 24 months as a condition to the Closing of the proposed acquisition.

A copy of the Share Exchange Agreement (without Annexes) is attached to this Current Report as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Share Exchange Agreement between the TORtec Group Corporation, Mid-Cal Ag Aviation Inc., and the Shareholders of Mid-Cal Ag Aviation Inc., dated March 20, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTEC GROUP CORPORATION

Dated: March 22, 2023	By:	/s/ Stephen H. Smoot
	Name:	Stephen H. Smoot
	Title:	President and CEO